                 ASSIGNMENT, DELEGATION AND ASSUMPTION AGREEMENT

          This Assignment, Delegation and Assumption Agreement, dated as of May 24, 1996 (this "AGREEMENT"), is between Diamond Home Services, Inc. (f/k/a/ Diamond Exteriors, Inc.), a Delaware corporation (the "ASSIGNOR"), Diamond Exteriors, Inc. (f/k/a Diamond Home Services, Inc.), a Delaware corporation and a wholly owned subsidiary of the Assignor (the "ASSIGNEE"), and American National Bank and Trust Company of Chicago, a national banking association (the "BANK"). Capitalized terms used in this Agreement and not otherwise defined have the meanings assigned to such terms in the Loan Agreement (as defined below).

                              W I T N E S S E T H:

          WHEREAS, the Assignor and the Bank are parties to the Loan and Security Agreement dated as of February 6, 1996 (as amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT"), under which the Bank made loans and extended credit to the Assignor under the Notes;

          WHEREAS, under the Loan Agreement and other Related Documents, the Assignor granted the Bank a security interest in, and lien upon, substantially all of the Assignor's assets (the "COLLATERAL") to secure the performance and payment of all Assignor's Liabilities;

          WHEREAS, the Loan Agreement contains various negative covenants that prohibit the Assignor from transferring the Collateral without the Bank's consent;

          WHEREAS, pursuant to the Assignment and Assumption Agreement dated as of April 18, 1996 (the "ASSIGNMENT AGREEMENT"), between the Assignor and the Assignee, substantially all of the assets and liabilities of the Assignor were transferred to the Assignee subject to the Bank's security interest and lien upon such assets, which assets constituted substantially all of the Collateral;

          WHEREAS, in connection with the transactions contemplated by the Assignment Agreement, it is the intention of the Assignor and Assignee to have the rights, duties, obligations and liabilities of the Assignor under the Loan Agreement and other Related Documents assigned and delegated from the Assignor to the Assignee, which assignment and delegation is accomplished under the terms and conditions of this Agreement;

          WHEREAS, the Bank has agreed to consent to the transactions contemplated by the Assignment Agreement and to waive a restriction in the Loan Agreement prohibiting an assignment, delegation and assumption of the rights, duties, obligations and liabilities under the Loan Agreement and other Related Documents solely as contemplated by this Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Assignor, the Assignee and the Bank agree as follows:

          1. ASSIGNMENT, DELEGATION AND ASSUMPTION. (A) On the date this Agreement becomes effective, after satisfaction by the Assignee of each of the conditions set forth in SECTION 5 of this Agreement (the "CLOSING DATE"), the Assignor assigns, conveys and transfers to the Assignee all of the Assignor's rights under the Loan Agreement and other Related Documents. On the Closing Date, the Assignee unconditionally assumes all of the Assignor's rights under the Loan Agreement and other Related Documents. The Assignor and Assignee acknowledge that the foregoing assignment and assumption of rights is coupled with an interest and is irrevocable by either the Assignor or the Assignee for any reason.

          (B) On the Closing Date, the Assignor delegates, conveys and transfers to the Assignee all of the Assignor's duties, liabilities and obligations under the Loan Agreement and other Related Documents. The Assignee unconditionally assumes all of the Assignor's duties, liabilities and obligations under the Loan Agreement and other Related Documents. The Assignor and Assignee acknowledge that the foregoing delegation and assumption of duties, liabilities and obligations is coupled with an interest and is irrevocable by either the Assignor or the Assignee for any reason.

          2. ACKNOWLEDGEMENT BY ASSIGNEE. After giving effect to the assignments, delegations and assumptions set forth in

SECTION 1 of this Agreement, the Assignee acknowledges and confirms the following:

          (A) By entering into this Agreement, the Assignee is obligated to pay, satisfy, perform and fully discharge all of the Liabilities of Assignor. The Assignee is subject to all of the provisions in the Loan Agreement and other Related Documents which by their terms are applicable to the Assignor.

          (B) By entering into this Agreement, the Assignee confirms that as collateral security for the performance and payment of all Liabilities, the Assignee grants, conveys, mortgages, hypothecates, pledges, sets over, transfers and assigns to the Bank, and grants to the Bank a continuing lien upon and security interest in, all of the Assignee's right, title and interest in and to the Collateral, including, without limitation, the following property, wherever located, whether now or hereafter existing, owned, licensed, leased (to the extent of the Assignee's leasehold interest therein), consigned (to the extent of the Assignee's ownership interest therein), arising or acquired including, without limitation, all of the
     Assignee's:

               i)   Accounts;

               ii)  Certificated Securities;

               iii) Chattel Paper;

               iv) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

               v)   Deposit Accounts;

               vi)  Documents;

               vii) General Intangibles (including, without limitation, (a) all of the Assignee's Intellectual

          Property, (b) any rights of the Assignee arising from time to time to receive payment under a billing to a Person representing such Person's obligation to reimburse the Assignee for indebtedness paid or to be paid by the Assignee for such Person's account, (c) any rights of the Assignee arising out of leases, licenses and contracts which are not Accounts and (d) tax refunds);

               viii) Goods (including, without limitation, all its Consumer Goods, Equipment, Farm Products, Fixtures and Inventory and all of the foregoing located on the premises described on Schedule 8.20 to the Loan Agreement, BUT EXCLUDING all Hazardous Materials, PROVIDED that this reference to Hazardous Materials shall not constitute evidence of the Bank's knowledge of the existence of any Hazardous Materials of the Assignee); together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories, parts and other property used in connection therewith;

               ix)  Instruments;

               x) Insurance policies, including claims or rights to payment thereunder;

               xi) Liens, guaranties and other rights and privileges pertaining to any of the Collateral;

               xii) Money (of every jurisdiction whatsoever);

               xiii) Right, title and interest in any Goods, the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property securing the payment of or performance under, any Account, any General Intangible, or any Chattel Paper or any Instrument; and

               xiv) Uncertificated Securities;

               xv)  Investment Property; and

               xvi) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; PROVIDED, HOWEVER, that the Company shall not be deemed under this Section 7.1 to grant to the Bank a security interest in any contract to which the Assignee is a party which is a mortgage, lease agreement or license agreement pursuant to which the Assignee is prohibited from pledging or otherwise granting to a third party a security interest in such contract or pursuant to which, by its express terms, the rights of the Assignee thereunder are substantially diminished or impaired as a result of a pledge thereof.

          (C) By entering into the Assignment Agreement, the Assignor validly assigned, conveyed and transferred to the Assignee all of its right, title and interest in the Working Capital Note Agreement, the Working Capital Note, the Special Purpose Note Agreement, the Special Purpose Note, the Security Agreement and any Globe Demand Note, and the Finance Company and Globe, as applicable, have received notice of such assignment.

          (D) The Assignee has received reasonably equivalent value for its assumption of the Assignor's rights, duties, obligations and liabilities under the Loan Agreement and other Related Documents due to the Bank's consenting to the assignment of assets contemplated by the Assignment Agreement.

          3. WAIVER AND CONSENT. (A) On the Closing Date, the Bank waives the restriction to assignment set forth in Section 13.10 of the Loan Agreement and consents to the assignment, delegation and assumption contemplated by this Agreement.

          (B)  On the Closing Date, the Bank waives any Event of Default under
Section 12.1 of the Loan Agreement due solely to the Assignor redeeming its outstanding Series A preferred stock for an aggregate amount of approximately $1,400,000 in April 1996.

          (C)  On the Closing Date, the Bank waives any Event of Default under
Section 12.1 of the Loan Agreement due solely to the Assignor declaring a dividend payable to its stockholders in respect of its common stock in the aggregate amount of approximately $8,600,000 shortly after the redemption described in SECTION 3(B) above; it being understood that such dividend, when paid, will be made solely in accordance with, and without any proceeds from, the Loan Agreement.

          (D) Nothing in this Agreement should in any way be deemed (i) a waiver of any other Event of Default under the Loan Agreement or (ii) an agreement to forbear from exercising any remedies with respect to any such other Event of Default.

          4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to consent to the assignment, delegation and assumption contemplated by this Agreement, the Assignee represents and warrants to the Bank that each of the representations and warranties contained in Section 8 of the Loan Agreement, which by the terms of this Agreement are applicable to the Assignee, are true and correct as if made by the Assignee on the Closing Date.

          5. CONDITIONS TO EFFECTIVENESS. The obligation of the Bank to consent to this Agreement, and the effectiveness of this Agreement, are subject to the following:

          (A) REPRESENTATIONS AND WARRANTIES. The representations and warranties referred to in SECTION 4 of this Agreement are true and correct as of the Closing Date.

          (B) DOCUMENTS. The Bank must have received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Bank) in form and substance satisfactory to the
     Bank:

               i)   ASSIGNMENT, DELEGATION AND ASSUMPTION AGREEMENT.  This
          Agreement.

               ii) SOLVENCY AND BUSINESS PURPOSE AFFIDAVIT. A solvency and business purpose affidavit signed by an officer of the Assignee substantially in the form of EXHIBIT 1 to this Agreement.

               iii) SECRETARY'S CERTIFICATE. A certificate from the Secretary of the Assignee and Assignor certifying as to (i) the incumbency of officers, (ii) the resolutions authorizing the transactions contemplated by this Agreement (attached thereto) and (iii) the articles or certificate of incorporation and by-laws (attached thereto).

               iv) CONSENTS, ETC.. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals, if any, with respect to this Agreement or any other document provided for under this Agreement.

               v) OPINIONS. An opinion of McDermott, Will & Emery, the Assignee's legal counsel, with respect to the validity and perfection of the security interests created in the Bank's favor in the Assignee's assets by this Agreement, the Loan Agreement and the other Related Documents, and an opinion of Ann Crowley Patterson, Esq., the Assignee's general counsel, covering the matters set forth on EXHIBIT 2 to this Agreement.

               vi) FINANCING STATEMENTS. UCC-1 financing statements listing the Assignee as Debtor and the Bank as secured party, together with such other documents as the Bank deems necessary or appropriate, for filing in all jurisdictions that the Bank deems necessary or advisable.

               vii) OTHER. Such other documents as the Bank may reasonably request.

          6. CAPTIONS. The recitals to this Agreement (except for definitions) and the section captions used in this Agreement are for convenience only, and do not affect the construction of this Agreement.

          7. GOVERNING LAW; SEVERABILITY. THIS AGREEMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. Wherever possible, each provision of this Agreement must be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under such law, such provision is ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Agreement.

          9. SUCCESSORS AND ASSIGNS. This Agreement is binding upon the Assignee and the Bank and their respective successors and assigns, and inures to the sole benefit of the Assignee and the Bank and their successors and assigns. The Assignee has no right to assign its rights or delegate its duties under this Agreement.

          10. REFERENCES. From and after the Closing Date, each reference in the Loan Agreement and the Related Documents to "the Company" is a reference to the Assignee.

          11. CONTINUED EFFECTIVENESS. The parties to this Agreement expressly do not intend to extinguish the Loan Agreement and the Loan Agreement remains in full force and effect.

          12. COSTS, EXPENSES AND TAXES. The Assignee and the Assignor affirm and acknowledge that Section 13.5 of the Loan Agreement applies to this Agreement and the transactions and agreements and documents contemplated under this Agreement.

                                     *  *  *

          Delivered at Chicago, Illinois, as of the day and year first above written.



                                                DIAMOND HOME SERVICES, INC.



                                                By: /s/ C. Stephen Clegg
                                                   -----------------------------
                                                   Name: C. Stephen Clegg
                                                   Title: Chairman, Chief
                                                   Executive Officer and
                                                   President


                                                DIAMOND EXTERIORS, INC.



                                                By: /s/ C. Stephen Clegg
                                                   -----------------------------
                                                   Name: C. Stephen Clegg
                                                   Title: Chairman and Chief
                                                   Executive Officer


                                                AMERICAN NATIONAL BANK AND
                                                  TRUST COMPANY OF CHICAGO


                                                By: /s/ John W. Patterson
                                                   -----------------------------
                                                   Name: John W. Patterson
                                                   Title: Second Vice President